LOOMIS SAYLES INTERNATIONAL BOND FUND

Supplement dated September 12, 2008, to the Natixis Income Funds Class A, B and C Prospectus and Natixis Income Funds Class Y Prospectus, each dated February 1, 2008, as may be revised or supplemented from time to time.

Effective immediately, the following text is added to the sub-section “Principal Investment Risks” under the section “Goals, Strategies & Risks” with respect to Loomis Sayles International Bond Fund:

Non-diversification risk: Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a simple economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value.